COVID-19 BUSINESS UPDATE APRIL 24, 2020

COVID-19 BUSINESS UPDATE NAVIGATING EXPERIENCED PLATFORM UNPRECEDENTED EVENTS WITH RESILIENCY SOUND STRATEGIES DIVERSIFIED BUSINESS 2

COVID-19 BUSINESS UPDATE • As the COVID-19 pandemic continues to unfold, the APTS team is working proactively to mitigate impacts to our customers, our investors, our associates, and our properties. • The Company is well-positioned through its experienced leadership, sound real estate strategies, diversified business model, and operating platform to navigate these unprecedented times. • For the month of April 2020 (through April 21), the Company reports the following cash rental collections activity: MULTIHOUSING • 95% collected for multifamily. • 96% collected for student housing. GROCERY ANCHORED RETAIL • 71% collected overall,1 including 100% of grocery and pharmacy customers. OFFICE PROPERTIES • 95% collected.1 • Any amounts currently uncollected are being addressed through a combination of deferral, abatement or other accommodations on a case-by-case basis. 3 1 Adjusted for GSA leases or other Federal government agencies which are customarily paid in arrears.

EXPERIENCED PLATFORM SOUND STRATEGIES DIVERSIFIED BUSINESS 43

EXPERIENCED PLATFORM Leveraging Deep Experience, Cross-Divisional Collaboration, and Strong Customer Relationships to Navigate Economic Cycles 5

EXPERIENCED PLATFORM




Walgreens
PHARMACY


120
OTTLEY
fullstory
Allsteel
THIRD & URBAN

EXPERIENCE

Leadership and operating teams bring deep experience through multiple past cycles across all segments of the platform.

CROSS-DIVISIONAL

Operating ~20 million square feet across vertically integrated multihousing, grocery anchored retail, and office strategies.

Diversified presence promotes best practices. Visibility to demand behavior across corporate, residential, and consumer segments.

CUSTOMER RELATIONSHIPS

Service-oriented approach prioritizes long-term customer relationships.

Top-rated in customer satisfaction across business units.

Customer relationships drive collections and retention performance.

COVID-19 BUSINESS UPDATE: EXPERIENCED PLATFORM PA|C
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SOUND STRATEGIES Commitment to Tightly Defined Real Estate Strategies Positions Business for Performance During Defensive Periods 7

SOUND STRATEGIES MULTIHOUSING HIGH CREDIT QUALITY RENTER PROFILE Class A apartments in top performing major Sunbelt MSAs 3:1 income-to rent qualification standard YOUNGEST PORTFOLIO AMONG MULTIFAMILY PUBLIC REIT PEERS Average property vintage = <6 years old Newer construction requires fewer capital expenditures and preserves cash flow FIXED RATE DEBT TERM TO MATURITES 95% of property debt is fixed rate 83% maturing after 2023 COVID-19 BUSINESS UPDATE: SOUND STRATEGIES 8

SOUND STRATEGIES GROCERY ANCHORED RETAIL 100% PURE PLAY GROCERY ANCHORED STRATEGY 76% of centers anchored by FIXED RATE DEBT AND MORE THAN 8 YEARS AVERAGE MATURITY 2019 PORTFOLIO GROCERY AVERAGE SALES = $572 PSF VS. $450 PSF INDUSTRY AVERAGE COVID-19 BUSINESS UPDATE: SOUND STRATEGIES 9

SOUND STRATEGIES OFFICE DIVERSIFIED RENT ROLL WITH LONG-TERM LEASES 97% leased More than 7 years of average lease term remaining No more than 10% of portfolio expiring in any year through 2029 LARGE, WELL-CAPITALIZED CORPORATE CUSTOMERS Average lease size = 17k SF Limited small tenant exposure FIXED RATE DEBT AND NO LOAN MATURITIES IN CORE PORTFOLIO UNTIL 2028 COVID-19 BUSINESS UPDATE: SOUND STRATEGIES 10

DIVERSIFIED BUSINESS Mitigating Risk Through Strategic Diversification 11

DIVERSIFIED BUSINESS

PORTFOLIO COMPOSITION

PRODUCT TYPES

Property revenues derived from a diversified portfolio of multihousing, office, and grocery anchored retail investments

GEOGRAPHY

Portfolio investments are geographically diversified across Sunbelt markets

No exposure to Gateway markets
NYC, Seattle, Chicago, Los Angeles


RETAIL
21%
MULTIHOUSING
59%
OFFICE
20%
REVENUE DISTRIBUTION BY PRODUCT TYPE


OTHER
24%
FL
25%
TX
13%
GA
25%
NC
14%
REVENUE DISTRIBUTION BY GEOGRAPHY

Top **4** states comprise **77%** of **2019** total revenues

Georgia – Florida – North Carolina – Texas

CAPITAL AVAILABILITY

"FULL CYCLE" ACCESS TO CAPITAL THROUGH:

- **NYSE-LISTED Common Stock**
- **Non-Traded Preferred Stock**
  - » Series A1 offering
  - » Series M1 offering
- **Property-Level Non-Recourse Mortgages**
- **Unencumbered Assets**
- **Line of Credit**
- **Free Cash Flow and Cash on Hand**

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COVID-19 BUSINESS UPDATE: **DIVERSIFIED BUSINESS** PA|C

INVESTOR RESOURCES Click icons below to access information electronically Annual Report 2019 Executive Team Bios Q1 2020 Earnings Call May 12, 2020 at 11:15 am Eastern Time Investor Relations phone #: (770) 635 1284 investorrelations@pacapts.com 3284 Northside Parkway, Suite 150 Atlanta GA 30327 PACAPTS.COM Forward Looking Statements This business update (this “Update”) includes forward-looking statements made in reliance on the safe harbor provisions of the Private Se- curities Litigation Reform Act of 1995. These statements may be identified by the use of forward-looking terminology such as “may”, “trend”, “will”, “expects”, “plans”, “estimates”, “anticipates”, “projects”, “intends”, “believes”, “goals”, “objectives”, “outlook” and similar expressions. Forward-looking statements include, without limitation, statements relating to the impact of COVID-19, on the Company’s business and the Company’s ability to mitigate the impacts arising from COVID-19. These statements are based on the Company’s current expectations and beliefs and are subject to a number of risks, uncertainties and assumptions that could cause actual results to differ materially from those described in the forward-looking statements. These risks, uncertainties and contingencies include, but are not limited to, those disclosed in PAC’s filings with the Securities and Exchange Commission. PAC undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, except as may be required by law. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this Update. The properties depicted in this Update are multihousing communities, grocery anchored retail, Class-A office, and other income-producing property types that PAC currently owns or for which PAC currently has a real estate loan investment in connection with the development of those properties. PRIOR PERFORMANCE IN THIS UPDATE SHOULD NOT BE INDICATIVE OF HOW PAC WILL PERFORM IN THE FUTURE.